UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2016

STEVIA FIRST CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Avenue of the Stars, 2nd Floor Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Stevia First Corp., dated May 9, 2016 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct a typographical error in the disclosure of the approved increase to the number of shares of the Company’s Common Stock available for issuance under the Company’s 2012 Stock Incentive Plan cited in Item 5.03 of the Original Form 8-K, which is corrected by this filing to be “increasing the number of shares of the Company’s Common Stock available for issuance under the Plan from 1,800,000 (after adjusting for the Reverse Split) to 3,600,000 (the “Incentive Plan Increase”) and adding an evergreen provision which, on January 1 of each year, increases the number of the Company’s common shares available for issuance under the Plan by a number equal to 10% of the number of shares of Common Stock previously available for issuance under the Plan (the “Evergreen Provision”).”. This Form 8-K/A amends and restates in its entirety Item 5.03 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 4, 2016, Stevia First Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers of an aggregate of 26,500,000 shares of the Company’s common stock (collectively, the ‘Shares”), , and warrants to purchase up to 79,500,000 shares of the Company’s common stock (the “Warrants”, and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”) at a price of $0.01 per share ($0.10 per share after the Reverse Split, described below) (the “Offering”). After deducting for fees and expenses, the aggregate net proceeds from the sale of the Shares and Warrants is approximately $265,000.

Pursuant to the terms of the Securities Purchase Agreement, each Purchaser was issued one share of the Company’s common stock and a Warrant to purchase up to three shares of the Company’s common stock. Each Warrant has an exercise price of $0.017 per share ($0.17 per share after the Reverse Split, described below), was immediately exercisable, and will expire on the six month anniversary of the date of issuance, which is November 4, 2016. If the Purchasers exercise all of the Warrants within six months, the Company would receive additional aggregate net proceeds of approximately $1,351,500.

The Company closed the Offering on May 4, 2016, and the total common shares outstanding after the issuance of the Shares was 105,617,074.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

The Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) sold at the closing of the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have been sold in reliance upon exemptions from registration under Rule 506 of Regulation D under the Securities Act. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. Each of the Purchasers has represented that it is an accredited investor as defined in Regulation D and that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

The foregoing description of the Securities Purchase Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each document. Copies of the Form of Common Stock Purchase Warrant and the Securities Purchase Agreement are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 10.1, respectively, and each is incorporated herein by reference. The Securities Purchase Agreement has been included to provide investors with information regarding its terms, but it is not intended to provide other factual information about the Company. The Securities Purchase Agreement contains representations and warranties that the Company has made to the Purchasers, which are qualified by information in confidential disclosure schedules provided by the Company to the Purchasers that modifies and creates exceptions to those representations and warranties. Investors should not rely on the representations and warranties made by the Company in the Securities Purchase Agreement as characterizations of the actual state of facts at the time they were made or otherwise.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On May 5, 2016, stockholders of the Company, holding voting rights equivalent to 50.67% of the outstanding shares of our common stock, executed written consents in lieu of a special meeting approving the following corporate actions:

1.	Amend the Company’s Articles of Incorporation, whereby a) the name of the Company would change to Vitality Biopharma, Inc., b) the Company would exchange one (1) share of the Company’s Common Stock (“Common Stock”) for each 10 shares of Common Stock currently outstanding or exercisable under any outstanding warrants or option agreements (the “Reverse Split”) and c) the number of shares of authorized common stock would be increased from 525,000,000 to 1,000,000,000; and
2.	Amend the Company’s 2012 Stock Incentive Plan (the “Plan”) by increasing the number of shares of the Company’s Common Stock available for issuance under the Plan from 1,800,000 (after adjusting for the Reverse Split) to 3,600,000 (the “Incentive Plan Increase”) and adding an evergreen provision which, on January 1 of each year, increases the number of the Company’s common shares available for issuance under the Plan by a number equal to 10% of the number of shares of Common Stock previously available for issuance under the Plan (the “Evergreen Provision”).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated May 4, 2016, by and among Stevia First Corp. and the Purchasers listed on the signature pages thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVIA FIRST CORP.

Dated: May 18, 2016	By:	/s/ Robert Brooke
Name: Robert Brooke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated May 4, 2016, by and among Stevia First Corp. and the Purchasers listed on the signature pages thereto

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